Subsequent events	3 Months Ended
Mar. 31, 2023
Subsequent events.
Subsequent events

8. Subsequent Events

On May 9, 2023, Ardmore announced that its Board of Directors declared a cash dividend of $0.35 per common share for the quarter ended March 31, 2023. The cash dividend of approximately $14.4 million will be paid on June 15, 2023, to all shareholders of record on May 31, 2023.